UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2004
Date of Report (Date of earliest event reported)

NORTH AMERICAN GENERAL RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA		98-0389183
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

80-8190 King George Highway, Surrey,
British Columbia	V3W 5B7
(Address of principal executive offices)	(Zip Code)

(604) 582-3307
Registrant's telephone number, including area code

ITEM 5.              OTHER EVENTS

The attached announcement was released to the news media on May 13, 2004.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press release dated May 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GENERAL RESOURCES CORPORATION

Date: May 27, 2004
	By:	/s/ Martin Ermer
MARTIN ERMER
President